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                                                                    EXHIBIT 99.1



                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Sterling Construction Company, Inc., a Delaware corporation (the "Company"), does hereby certify that:

         The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Company.




Dated: November 12, 2002                     /s/ Patrick T. Manning
                                             -----------------------------------
                                             Patrick T. Manning
                                             Chief Executive Officer


Dated: November 12, 2002                     /s/ Maarten D. Hemsley
                                             -----------------------------------
                                             Maarten D. Hemsley
                                             Chief Financial Officer